Exhibit 99.1

[GRAPHIC - AHM LOGO]FOR IMMEDIATE RELEASE
                    ---------------------

             American Home Mortgage Announces Fourth Quarter Results

             Earnings Adversely Affected by Low Gain on Sale Margins
                    and Write-downs of Asset Carrying Values

        Earnings of $0.27 per diluted share, primarily due to Tax Benefit

 Quarterly Loan Production is $13.6 Billion, Market Share Reaches Record 1.92%

   Company Maintains Dividend Policy of $0.91 per share per quarter, or $3.64 per share on an annualized basis

               2006 Earnings Guidance of $4.85 to $5.15 Reaffirmed


Melville, NY (January 26, 2006) - American Home Mortgage Investment Corp. (NYSE:
AHM) announced today results for the quarter and full year ended December 31, 2005.


FINANCIAL HIGHLIGHTS
--------------------


Comparison of the Three Months Ended December 31, 2005 and 2004

o Revenue for the fourth quarter of 2005 was $150.5 million, compared to adjusted revenue of $152.0 million for the fourth quarter of 2004, a decrease of 1.0%. GAAP revenue for the fourth quarter of 2004 was $80.6 million.

o Net earnings for the fourth quarter of 2005 were $16.7 million, compared to adjusted net earnings of $48.6 million for the fourth quarter of 2004, a decrease of 65.7%. GAAP net loss for the fourth quarter of 2004 was $22.7 million.

o Earnings per diluted share for the fourth quarter of 2005 were $0.27, compared to adjusted earnings per diluted share of $1.14 for the fourth quarter of 2004, a decrease of 76.3%. GAAP loss per diluted share for the fourth quarter of 2004 was $0.62.

o Dividends per common share for the fourth quarter of 2005 were $0.91, compared to $0.66 for the fourth quarter of 2004, an increase of 37.9%.

o Book value per common share was $21.62 at December 31, 2005, compared to adjusted book value per common share of $18.95 at December 31, 2004, an increase of 14.0%. GAAP book value per common share was $17.18 at December 31, 2004.


Comparison of the Three Months Ended December 31, 2005 and September 30, 2005

o Revenue for the fourth quarter of 2005 was $150.5 million, compared to revenue of $204.8 million for the third quarter of 2005, a decrease of 26.6%.

o Net earnings for the fourth quarter of 2005 were $16.7 million, compared to net earnings of $53.2 million for the third quarter of 2005, a decrease of 68.6%.

o Earnings per diluted share for the fourth quarter of 2005 were $0.27, compared to earnings per diluted share of $1.09 for the third quarter of 2005, a decrease of 75.2%.

o Dividends per common share for the fourth quarter of 2005 were $0.91, compared to $0.86 for the third quarter of 2005, an increase of 5.8%.

o Book value per common share was $21.62 at December 31, 2005, compared to book value per common share of $22.81 at September 30, 2005, a decrease of 5.2%.

Comparison of the Year Ended December 31, 2005 and 2004

o Adjusted revenue for the year ended December 31, 2005 was $722.6 million, compared to adjusted revenue of $436.6 million for the year ended December 31, 2004, an increase of 65.5%. GAAP revenue for the year ended December 31, 2005 totaled $793.9 million. GAAP revenue for the year ended December 31, 2004 totaled $365.2 million.

o Adjusted net earnings for the year ended December 31, 2005 were $189.4 million, compared to adjusted net earnings of $146.3 million for the year ended December 31, 2004, an increase of 29.5%. GAAP net earnings for the year ended December 31, 2005 totaled $260.8 million. GAAP net earnings for the year ended December 31, 2004 totaled $74.9 million.

o Adjusted earnings per diluted share for the year ended December 31, 2005 were $3.97, compared to adjusted earnings per diluted share of $3.74 for the year ended December 31, 2004, an increase of 6.1%. GAAP earnings per diluted share for the year ended December 31, 2005 were $5.58. GAAP earnings per diluted share for the year ended December 31, 2004 were $1.86.

o Dividends per common share for the year ended December 31, 2005 were $3.24, compared to $2.43 for the year ended December 31, 2004, an increase of 33.3%.


Michael Strauss, American Home's Chief Executive Officer, commented, "During the fourth quarter, our company's income was negatively impacted by low gain on sale margins due to poor market conditions for whole loan sales at the end of the quarter. As a result, our revenue from loan sales was off substantially compared to the third quarter of 2005. In addition, credit spread widening and continued high repayment speeds caused write-downs of our junior mortgage securities, our inventory of newly originated loans and our pipeline of locked loan applications. The overall result was a highly disappointing quarter. During the quarter, however, our company did add $2.1 billion of loans into its investment portfolio. The loans had a fair value in excess of their cost of $30.2 million, which was not recognized in the fourth quarter's financial results. These loans are expected to benefit net interest income in future quarters. In addition, during the quarter our company's loan production was $13.6 billion. This equates to a record market share for our company of 1.92% based on Freddie Mac's estimate of national origination volume during the fourth quarter."

Mr. Strauss continued, "American Home's financial results have traditionally been driven by net interest income and by the volume of loans we originate and sell, and we have been pursuing strategies to enhance our company's results in these areas. In 2005's fourth, and to a lesser extent third quarter, however, our company's results were significantly impacted by reductions in our gain on sale margin and by write-downs of our assets. Whether these factors will continue to impact our results is uncertain. Our company is taking the following actions to address these factors: To reestablish our gain on sale margins we have adjusted, and continue to adjust, the interest rates we charge consumers to reflect today's secondary market conditions. We are also selling our loans more frequently to reduce the risk that changing market conditions will affect our inventory of loans held for sale. To reduce the risk of further write-downs in the value of our company's investment portfolio, in the third quarter of 2005 we began carrying the self-originated securitized loans being added to our portfolio at the loans' cost rather than the resultant securities' market value. We also are classifying all market-purchased securities as available for sale rather than trading. I believe these actions are appropriate responses to the market changes that have affected our recent results."


FOURTH QUARTER RESULTS
----------------------

During the fourth quarter, American Home's mortgage loans and mortgage-backed securities in portfolio averaged $10.5 billion, and earned net interest income of $29.8 million equal to a net interest margin of 1.17%. In addition, during the quarter, the Company earned $1.0 million of positive carry on interest rate swaps which economically hedge the trading portion of the company's portfolio. Under accounting rules these swaps are classified as free standing derivatives and consequently are not included in GAAP net interest income. For the fourth quarter, the combined net interest income and positive swap carry was $30.8 million or 1.21% of average portfolio assets. By comparison, during the third quarter of 2005, the mortgage-backed securities portfolio averaged $7.1 billion and earned net interest income of $21.6 million equal to a net interest margin of 1.24%. During the third quarter, the Company had $0.6 million of negative carry on the interest rate swaps which economically hedge the trading portion of the Company's portfolio. Consequently, in the third quarter the combined net interest income and negative swap carry was $21.0 million or 1.21% of average portfolio assets.

During the fourth quarter, American Home's inventory of loans averaged $8.6 billion, earned a net interest margin of 1.14% and earned net interest income of $23.5 million. This compares with an average balance of $5.7 billion, a net interest margin of 2.06% and net interest income of $26.9 million in the third quarter of 2005. During the fourth quarter, the Company had interest expense on servicing financing and other obligations of $2.9 million compared to $1.7 million during the third quarter of 2005.

At December 31, 2005, the composition of the Company's loans held for investment and MBS portfolio by type of loan was 64.5% 5/1 adjustable-rate mortgages ("ARMs"), 27.1% short reset ARMs, 4.3% HELOC and closed end seconds, 3.3% 3/1 ARMs and 0.8% other fixed and ARM types. The composition of the MBS portfolio by credit quality based on Standard & Poor's ratings was 94.0% Agency and AAA, 3.8% AA, A, and BBB and 2.2% unrated. On December 31, 2005, the MBS portfolio's duration, net of liabilities and hedges, was estimated to be (0.03) years and its projected average life was 2.50 years.

During the fourth quarter, the Company's loan production was $13.6 billion. Of the $13.6 billion, 49% of loans were to homebuyers while 51% were for refinancing. During the quarter, the Company estimates its national market share reached 1.92% based on Freddie Mac's recent forecast of national market size, compared to 1.70% in the third quarter of 2005 and 0.94% during the fourth quarter of 2004. At December 31, 2005, the Company employed approximately 2,373 loan officers and account executives, including call center representatives, but excluding sales assistants, compared to approximately 2,377 on September 30, 2005.

During the quarter, the Company continued to pursue its strategy of holding loans in its investment portfolio, which are carried at their cost, less any associated loan loss allowance. The amount of such loans placed into the investment portfolio during the quarter was $2.1 billion. These loans had an excess of fair value over carrying value of $30.2 million, or 1.43% of principal.

During the quarter, the Company sold $11.0 billion of non-securitized loans to third parties for a gain, net of hedges, fees and direct costs, of $105.4 million.

During the quarter, the Company recognized realized and unrealized losses, net of hedges, on the value of its securities portfolio of $41.1 million, of which $13.4 million was charged to current period income, and $27.7 million resulted in other comprehensive loss.

During the quarter, income associated with the Company's servicing assets was $8.0 million, including $26.7 million of servicing fee revenue, $15.4 million of amortization expense, and $3.3 million of impairment reserve provision. At the end of the quarter, the principal amount of the loans being serviced including loans held for sale and loans held for investment was $30.7 billion, compared to $27.5 billion at the end of the third quarter.

The Company's total revenues for the quarter were $150.5 million. Of these revenues, $50.4 million was from net interest income, $105.4 million was from gains on newly originated mortgage loans including origination fees and net of hedges, $26.7 million was from mortgage servicing fees, and $2.2 million was from other sources. Revenues were decreased by $13.4 million of realized and unrealized losses on MBS, net of hedges, $18.7 million of servicing amortization and impairment reserve provision and $2.1 million of provision for loan losses. During the quarter, the Company's expenses were $150.2 million, and the Company's pre-tax income was $0.3 million. During the quarter, the Company's taxable subsidiary had a pre-tax loss of $41.1 million resulting in a tax benefit of $16.4 million. Consequently, net income for the quarter was $16.7 million while preferred dividends were $3.3 million and net income available to common stockholders was $13.4 million, resulting in earnings per diluted share of $0.27. Book value attributable to common stockholders on December 31, 2005 was $1.1 billion, or $21.62 per common share, compared to $1.1 billion, or $22.81 per common share, on September 30, 2005.

EARNINGS GUIDANCE
-----------------

American Home is reaffirming its 2006 earnings guidance of $4.85 to $5.15 per diluted share. The Company expects the distribution of 2006 earnings among the year's quarters will be affected by seasonality in the Company's production segment and by progressively increasing net interest income due to the Company's buildup of its investment portfolio. For 2006, the Company estimates that it will earn 15% to 20% of its annual earnings during the first quarter, 22% to 27% of its earnings during the second quarter, 26% to 31% of its earnings during the third quarter and 27% to 32% of its earnings during the fourth quarter. The Company's earnings guidance is based on a number of significant projections including the Company's gain on sale margin rebounding to 1.25% to 1.30% compared to its fourth quarter 2005 result of 0.96% and its third quarter 2005 result of 1.42%.

DIVIDEND POLICY
---------------

American Home's dividend policy remains unchanged at $0.91 per share per quarter or $3.64 per share on an annualized basis. The dividend policy is being left unchanged despite the Company's fourth quarter 2005 results due to the Company's 2006 earnings projections. Investors are advised that the Company's earnings projections are based on a number of assumptions, and if such assumptions do not materialize the Company may not be able to maintain its dividend policy. The Company's dividend policy does not constitute an obligation to pay dividends, which only occurs when its Board of Directors declares a dividend. The dividend policy is subject to ongoing review by the Board of Directors based on, among other things, the Company's business prospects, financial condition, earnings projections and cash flow projections, and the Board may, when it deems doing so is advisable, lower or eliminate the dividend without prior notice.

OTHER COMPANY HIGHLIGHTS
------------------------

On January 20, 2006, the Company acquired Waterfield Financial Corporation ("Waterfield"), a subsidiary of Union Federal Bank of Indianapolis, which includes 46 retail, wholesale and correspondent mortgage loan production branches in 16 states.

In conjunction with the transaction, American Home purchased 100% of the capital stock of Waterfield at a purchase price equal to the book value of Waterfield's net assets on the closing date of the acquisition.

ADJUSTED FINANCIAL MEASURES
---------------------------

Throughout this news release the terms adjusted revenues, adjusted net earnings, adjusted earnings per diluted share, adjusted net interest income, adjusted net interest margin and other similar terms are used to identify financial measures that are not prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). The Company has been, and expects to continue to be managed on the basis of the adjusted financial measures. The adjusted financial measures should be read in conjunction with the Company's GAAP results. A reconciliation of the adjusted financial measures to financial measures prepared in accordance with GAAP is included on pages A-1 through A-5 of this release.

CONFERENCE CALL TODAY
---------------------

American Home will hold an investor conference call today, January 26, 2006, at 10:30 a.m., Eastern Time, to discuss earnings. Interested parties may listen to the live conference call by visiting the investor relations section of American Home's corporate website, www.americanhm.com. A replay of the online broadcast will be available on the site through February 9, 2006.

DIVIDEND REINVESTMENT & DIRECT STOCK PURCHASE AND SALE PLAN
-----------------------------------------------------------

American Home Mortgage Investment Corp. has established an Investors Choice Dividend Reinvestment & Direct Stock Purchase and Sale Plan for its shareholders. The plan offers affordable alternatives for buying and selling common stock of American Home Mortgage Investment Corp. Participants in the plan may also reinvest cash dividends and make periodic supplemental cash payments to purchase additional shares of the Company's common stock. If you have additional questions or would like to enroll in the plan, please contact the plan administrator, American Stock Transfer & Trust Company, at 1-888-777-0319 (toll free) or visit their website at www.amstock.com.

ABOUT AMERICAN HOME
-------------------

American Home Mortgage Investment Corp. is a mortgage real estate investment trust ("REIT") focused on earning net interest income from self-originated mortgage-backed securities and mortgage loans, and through its taxable subsidiaries, from originating and servicing mortgage loans for institutional investors. Mortgages are originated through a network of loan production offices as well as through mortgage brokers and correspondents and are serviced at the Company's Irving, Texas servicing center. For additional information, please visit the Company's website at www.americanhm.com.

FORWARD-LOOKING STATEMENTS
--------------------------

This news release contains "forward-looking statements" that are based upon expectations, estimates, forecasts, projections and assumptions. Any statement in this news release that is not a statement of historical fact, including, but not limited to, earnings guidance and forecasts, projections of financial results and loan origination volume, expected future financial position, dividend plans or business strategy, and any other statements of plans, expectations, objectives, estimates and beliefs, is a forward looking statement. Words such as "look forward," "will," "anticipate," "may," "expect," "plan," "believe," "intend," "opportunity," "potential," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict, and are not guarantees of future performance. As a result, actual future events may differ materially from any future results, performance or achievements expressed in or implied by this news release. Specific factors that might cause such a difference include, but are not limited to: American Home's limited operating history with respect to its portfolio strategy; the potential fluctuations in American Home's operating results; American Home's potential need for additional capital; the direction of interest rates and their subsequent effect on the business of American Home and its subsidiaries; risks associated with the use of leverage; changes in federal and state tax laws affecting REITs; federal and state regulation of mortgage banking; and those risks and uncertainties discussed in filings made by American Home with the Securities and Exchange Commission. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. American Home does not assume any responsibility, and expressly disclaims any responsibility, to issue updates to any forward-looking statements discussed in this news release, whether as a result of new information, future events or otherwise.

                                       ###

CONTACT:
Mary M. Feder
Vice President, Investor Relations
American Home Mortgage Investment Corp.
(631) 622-6469
mary.feder@americanhm.com
-------------------------

Financial Table Presentation

The following financial tables include GAAP, adjusted and reconciling information for the reasons and purposes described under the heading ADJUSTED FINANCIAL MEASURES herein.



                     Financial Tables to Follow on Next Page

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                              OPERATING STATISTICS

                                                                               Three Months Ended              Year Ended
                                                                            -------------------------   -------------------------
                                                                             Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                                                               2005          2004          2005          2004
                                                                            -----------   -----------   -----------   -----------
                                                                                              (1)           (1)           (1)
                                                                                          As Adjusted   As Adjusted   As Adjusted
                                                                            -----------   -----------   -----------   -----------
Mortgage Holdings Segment:
--------------------------------------------------------------------------
Average loans and mortgage-backed securities in portfolio ($ billions) (2)         10.5           7.3           8.0           5.3
Interest income ($ millions)                                                      138.0          70.6         377.8         193.7
Average portfolio yield                                                            5.27%         3.89%         4.75%         3.65%

Interest expense ($ millions)                                                     108.2          42.6         270.0         124.6
Average cost of funds and hedges                                                   4.36%         2.48%         3.65%         2.49%

Net interest income ($ millions)                                                   29.8          28.0         107.8          69.1
Net interest margin                                                                1.17%         1.57%         1.36%         1.32%

Interest carry on free standing derivatives ($ millions)                            1.0          -5.1          -7.3         -10.4
Net interest margin including interest carry on free standing derivatives          1.21%         1.29%         1.26%         1.12%

Mortgage-backed securities purchased ($ billions)                                   3.5           0.1           6.8           5.3
Mortgage-backed securities sold ($ billions)                                        1.4           0.9           4.1           3.6
Net additions to loans in portfolio ($ billions)                                    2.1           0.0           3.5           0.0
Loans and mortgage-backed securities held - end of period ($ billions)             14.1           7.6          14.1           7.6
Mortgage-backed securities period end duration gap (in years)                     -0.03          0.07         -0.03          0.07

Loan Origination Segment:
--------------------------------------------------------------------------
Loan originations ($ billions)                                                     13.6           6.7          45.3          23.0
   Refinance                                                                         51%           46%           47%           48%
   ARM                                                                               50%           55%           50%           49%

Average mortgage loans, net ($ billions)                                            8.6           2.7           5.2           2.2
Net interest income ($ millions)                                                   23.5          20.2          91.9          48.8
Net interest margin                                                                1.14%         2.97%         1.76%         2.22%

Loans securitized and held ($ billions)                                             0.0           1.5           2.9           5.3
Loans securitized and sold ($ billions)                                             0.0           2.0          10.3           4.0
Loans sold to third parties ($ billions)                                           11.0           2.9          28.5          13.7

Gain on sales of loans, net of hedge gains ($ millions) (3)                       105.4         109.4         577.4         307.9
Excess of fair value over carrying value of loans added
  to investment portfolio ($ millions)                                             30.2           0.0          58.0           0.0
                                                                            -----------   -----------   -----------   -----------
           Total ($ millions)                                                     135.6         109.4         635.4         307.9
                                                                            -----------   -----------   -----------   -----------

Gain on sales of loans, net of hedge gains (% of principal) (3)                    0.96%         1.69%         1.42%         1.34%
Excess of fair value over carrying value of loans added
  to investment portfolio (% of principal)                                         1.43%         0.00%         1.63%         0.00%
           Total (% of principal)                                                  1.03%         1.69%         1.44%         1.34%
Applications accepted ($ billions)                                                 17.8           9.9          67.8          36.5
Application pipeline ($ billions)                                                   9.2           6.2           9.2           6.2

                                                                               Dec. 31,        Dec. 31,
Loan Servicing Segment:                                                          2005            2004
--------------------------------------------------------------------------   ------------    ------------
Loan servicing portfolio - total with warehouse ($ billions)                         30.7            16.8
Loan servicing portfolio - loans sold or securitized ($ billions)                    25.0            15.5
Weighted average note rate                                                           5.79%           5.45%
Weighted average service fee                                                        0.330%          0.345%
Average age (in months)                                                                15              16

Notes:

(1) Adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004. Please refer to the detailed reconciliation of the Company's GAAP and as adjusted results on pages A-1 through A-5.

(2) Excludes loans held pending securitization.

(3) Prior to the fourth quarter of 2005, includes gain on current period securitizations, net of hedge gains.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                              OPERATING STATISTICS

                                                                                     Three Months Ended
                                                            ---------------------------------------------------------------
                                                            Dec. 31,    Sept. 30,    June 30,     March 31,      Dec. 31,
                                                              2005        2005         2005         2005           2004
                                                            --------    ---------    --------    -----------    -----------
                                                                                                     (1)            (1)
                                                                                                 As Adjusted    As Adjusted
                                                            --------    ---------    --------    -----------    -----------
Mortgage Holdings Segment:
---------------------------------------------------------
Average loans and mortgage-backed securities in portfolio
  ($ billions) (2)                                              10.5          7.1         6.8            7.4            7.3
Interest income ($ millions)                                   138.0         84.5        77.1           78.2           70.6
Average portfolio yield                                         5.27%        4.76%       4.53%          4.23%          3.89%

Interest expense ($ millions)                                  108.2         62.9        52.2           46.7           42.6
Average cost of funds and hedges                                4.36%        3.84%       3.29%          2.71%          2.48%

Net interest income ($ millions)                                29.8         21.6        24.9           31.5           28.0
Net interest margin                                             1.17%        1.24%       1.48%          1.70%          1.57%

Interest carry on free standing derivatives ($ millions)         1.0         -0.6        -2.7           -5.0           -5.1
Net interest margin including interest carry on free
  standing derivatives                                          1.21%        1.21%       1.32%          1.43%          1.29%

Mortgage-backed securities purchased ($ billions)                3.5          2.4         0.9            0.0            0.1
Mortgage-backed securities sold ($ billions)                     1.4          0.5         1.1            1.1            0.9
Net additions to loans in portfolio ($ billions)                 2.1          1.3         0.1            0.0            0.0
Loans and mortgage-backed securities held - end of period
  ($ billions)                                                  14.1         10.7         7.1            7.2            7.6
Mortgage-backed securities period end duration gap (in
  years)                                                       -0.03         0.17        0.08           0.09           0.07

Loan Origination Segment:
---------------------------------------------------------
Loan originations ($ billions)                                  13.6         13.7        10.8            7.2            6.7
   Refinance                                                      51%          46%         41%            48%            46%
   ARM                                                            50%          48%         50%            53%            55%

Average mortgage loans, net ($ billions)                         8.6          5.7         3.9            2.8            2.7
Net interest income ($ millions)                                23.5         26.9        22.5           18.9           20.2
Net interest margin                                             1.14%        2.06%       2.37%          2.70%          2.97%

Loans securitized and held ($ billions)                          0.0          1.2         0.4            1.3            1.5
Loans securitized and sold ($ billions)                          0.0          1.3         5.4            2.5            2.0
Loans sold to third parties ($ billions)                        11.0          9.9         4.5            3.1            2.9

Gain on sales of loans, net of hedge gains
  ($ millions) (3)                                             105.4        176.5       182.6          112.9          109.4
Excess of fair value over carrying value of loans added
  to investment portfolio ($ millions)                          30.2         26.5         1.3            0.0            0.0
                                                            --------    ---------    --------    -----------    -----------
           Total ($ millions)                                  135.6        203.0       183.9          112.9          109.4
                                                            --------    ---------    --------    -----------    -----------
Gain on sales of loans, net of hedge gains
  (% of principal) (3)                                          0.96%        1.42%       1.78%          1.64%          1.69%
Excess of fair value over carrying value of loans added
  to investment portfolio (% of principal)                      1.43%        2.02%       0.95%          0.00%          0.00%
           Total (% of principal)                               1.03%        1.48%       1.77%          1.64%          1.69%
Applications accepted ($ billions)                              17.8         19.7        17.3           13.0            9.9
Application pipeline ($ billions)                                9.2         11.6        10.7            8.4            6.2

                                                            Dec. 31,    Sept. 30,    June 30,     March 31,      Dec. 31,
                                                              2005        2005         2005         2005           2004
                                                            --------    ---------    --------    -----------    -----------
Loan Servicing Segment:
---------------------------------------------------------
Loan servicing portfolio - total with warehouse
  ($ billions)                                                  30.7         27.5        24.7           19.9           16.8
Loan servicing portfolio - loans sold or securitized
  ($ billions)                                                  25.0         24.2        22.6           18.2           15.5
Weighted average note rate                                      5.79%        5.73%       5.62%          5.21%          5.45%
Weighted average service fee                                   0.330%       0.331%      0.336%         0.344%         0.345%
Average age (in months)                                           15           13          13             14             16

Notes:

(1) - Adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004. Please refer to the detailed reconciliation of the Company's GAAP and as adjusted results on pages A-1 through A-5.

(2) Excludes loans held pending securitization.

(3) Prior to the fourth quarter of 2005, includes gain on current period securitizations, net of hedge gains.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                    (In thousands, except per share amounts)

                                                                              Three Months Ended           Year Ended
                                                                            ----------------------   -----------------------
                                                                             Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                                                                2005       2004         2005         2004
                                                                            ---------    ---------    ---------    ---------
                                                                                            (1)          (1)          (1)
                                                                                            As           As           As
                                                                                         Adjusted     Adjusted     Adjusted
                                                                            ---------    ---------    ---------    ---------
Net interest income:
     Interest income                                                        $ 265,435    $ 113,785    $ 700,760    $ 312,132
     Interest expense                                                        (215,057)     (67,002)    (509,887)    (199,598)
                                                                            ---------    ---------    ---------    ---------
          Net interest income                                                  50,378       46,783      190,873      112,534
                                                                            ---------    ---------    ---------    ---------
     Provision for loan losses                                                 (2,142)          --       (2,142)          --
                                                                            ---------    ---------    ---------    ---------
          Net interest income after provision for loan losses                  48,236       46,783      188,731      112,534
                                                                            ---------    ---------    ---------    ---------
Non-interest income:
     Gain on sales of mortgage loans                                           98,777       36,004      335,065      134,099
     Gain on sales of current period securitized mortgage loans                    --       40,674      168,998       80,794
     Gain on sales of mortgage-backed securities and derivatives               38,068        2,873       49,536           63
     Unrealized (loss) gain on mortgage-backed securities and derivatives     (44,778)      27,224      (45,799)     109,265

     Loan servicing fees                                                       26,715       11,701       78,947       40,571
     Amortization                                                             (15,379)      (9,750)     (53,937)     (32,615)
     Impairment reserve provision                                              (3,366)      (5,013)      (6,720)     (15,152)
                                                                            ---------    ---------    ---------    ---------
          Net loan servicing fees (loss)                                        7,970       (3,062)      18,290       (7,196)
                                                                            ---------    ---------    ---------    ---------
     Other non-interest income                                                  2,181        1,480        7,775        7,033
                                                                            ---------    ---------    ---------    ---------
          Non-interest income                                                 102,218      105,193      533,865      324,058
                                                                            ---------    ---------    ---------    ---------
Non-interest expenses:
     Salaries, commissions and benefits, net                                   95,237       60,588      359,949      189,393
     Occupancy and equipment                                                   16,459       11,556       58,855       37,642
     Data processing and communications                                         6,402        5,869       24,788       16,165
     Office supplies and expenses                                               4,612        4,385       19,722       13,730
     Marketing and promotion                                                    5,951        3,391       20,311       10,409
     Travel and entertainment                                                   6,982        5,106       21,007       14,190
     Professional fees                                                          3,586        5,378       14,232       12,159
     Other                                                                     10,946        6,333       32,018       22,216
                                                                            ---------    ---------    ---------    ---------
          Non-interest expenses                                               150,175      102,606      550,882      315,904
                                                                            ---------    ---------    ---------    ---------
Net income before income tax (benefit) expense                                    279       49,370      171,714      120,688
Income tax (benefit) expense                                                  (16,419)         755      (17,721)     (25,575)
                                                                            ---------    ---------    ---------    ---------
Net income                                                                  $  16,698    $  48,615    $ 189,435    $ 146,263
                                                                            =========    =========    =========    =========
Dividends on preferred stock                                                    3,304        2,340       13,217        3,988
                                                                            ---------    ---------    ---------    ---------
Net income available to common shareholders                                 $  13,394    $  46,275    $ 176,218    $ 142,275
                                                                            =========    =========    =========    =========
     Per share data:
       Basic                                                                $    0.27    $    1.15    $    4.01    $    3.78
       Diluted                                                              $    0.27    $    1.14    $    3.97    $    3.74

       Weighted average number of shares - basic                               49,605       40,216       43,897       37,612
       Weighted average number of shares - diluted                             49,998       40,737       44,375       38,087

Note:

(1) Adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

Please refer to the detailed reconciliation of the Company's GAAP and as adjusted results on pages A-1 through A-5.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                    (In thousands, except per share amounts)

                                                                                        Three Months Ended
                                                                   -------------------------------------------------------------
                                                                   Dec. 31,     Sept. 30,    June 30,     March 31,    Dec. 31,
                                                                     2005          2005        2005         2005         2004
                                                                   ---------    ---------    ---------    ---------    ---------
                                                                                                             (1)          (1)
                                                                                                             As           As
                                                                                                          Adjusted     Adjusted
                                                                   ---------    ---------    ---------    ---------    ---------
Net interest income:
     Interest income                                               $ 265,435    $ 180,038    $ 135,318    $ 119,969    $ 113,785
     Interest expense                                               (215,057)    (133,169)     (90,336)     (71,325)     (67,002)
                                                                   ---------    ---------    ---------    ---------    ---------
          Net interest income                                         50,378       46,869       44,982       48,644       46,783
                                                                   ---------    ---------    ---------    ---------    ---------
     Provision for loan losses                                        (2,142)          --           --           --           --
                                                                   ---------    ---------    ---------    ---------    ---------
          Net interest income after provision for loan losses         48,236       46,869       44,982       48,644       46,783
                                                                   ---------    ---------    ---------    ---------    ---------
Non-interest income:
     Gain on sales of mortgage loans                                  98,777      123,658       77,377       35,253       36,004
     Gain on sales of current period securitized mortgage loans           --       19,960      104,377       44,661       40,674
     Gain on sales of mortgage-backed securities and derivatives      38,068        6,116          620        4,732        2,873
     Unrealized (loss) gain on mortgage-backed securities and
       derivatives                                                   (44,778)     (10,965)     (10,292)      20,236       27,224

     Loan servicing fees                                              26,715       21,099       16,970       14,163       11,701
     Amortization                                                    (15,379)     (15,055)     (12,832)     (10,671)      (9,750)
     Impairment reserve (provision) recovery                          (3,366)      11,577      (20,398)       5,467       (5,013)
                                                                   ---------    ---------    ---------    ---------    ---------
          Net loan servicing fees (loss)                               7,970       17,621      (16,260)       8,959       (3,062)
                                                                   ---------    ---------    ---------    ---------    ---------
     Other non-interest income                                         2,181        1,585        2,543        1,466        1,480
                                                                   ---------    ---------    ---------    ---------    ---------
          Non-interest income                                        102,218      157,975      158,365      115,307      105,193
                                                                   ---------    ---------    ---------    ---------    ---------
Non-interest expenses:
     Salaries, commissions and benefits, net                          95,237      101,378       94,859       68,475       60,588
     Occupancy and equipment                                          16,459       15,328       14,397       12,671       11,556
     Data processing and communications                                6,402        6,479        5,957        5,950        5,869
     Office supplies and expenses                                      4,612        5,024        5,657        4,429        4,385
     Marketing and promotion                                           5,951        5,104        5,126        4,130        3,391
     Travel and entertainment                                          6,982        4,670        5,427        3,928        5,106
     Professional fees                                                 3,586        3,744        3,432        3,470        5,378
     Other                                                            10,946        7,360        6,843        6,869        6,333
                                                                   ---------    ---------    ---------    ---------    ---------
          Non-interest expenses                                      150,175      149,087      141,698      109,922      102,606
                                                                   ---------    ---------    ---------    ---------    ---------
Net income before income tax (benefit) expense                           279       55,757       61,649       54,029       49,370
Income tax  (benefit) expense                                        (16,419)       2,549       (3,851)          --          755
                                                                   ---------    ---------    ---------    ---------    ---------
Net income                                                         $  16,698    $  53,208    $  65,500    $  54,029    $  48,615
                                                                   =========    =========    =========    =========    =========
Dividends on preferred stock                                           3,304        3,304        3,304        3,305        2,340
                                                                   ---------    ---------    ---------    ---------    ---------
Net income available to common shareholders                        $  13,394    $  49,904    $  62,196    $  50,724    $  46,275
                                                                   =========    =========    =========    =========    =========
     Per share data:
       Basic                                                       $    0.27    $    1.10    $    1.54    $    1.26    $    1.15
       Diluted                                                     $    0.27    $    1.09    $    1.52    $    1.24    $    1.14

       Weighted average number of shares - basic                      49,605       45,174       40,384       40,308       40,216
       Weighted average number of shares - diluted                    49,998       45,669       40,886       40,811       40,737

Note:

(1) - Adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

Please refer to the detailed reconciliation of the Company's GAAP and as adjusted results on pages A-1 through A-5.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                             (Dollars in thousands)

                                                   December 31,    September 30,      June 30,       March 31,      December 31,
                                                       2005            2005             2005            2005            2004
                                                   ------------    -------------    ------------    ------------    ------------
                                                                                                                        (1)
Assets:                                                                                                             As Adjusted
                                                   ------------    -------------    ------------    ------------    ------------
  Cash and cash equivalents                        $    575,650    $     624,424    $    197,375    $    162,762    $    192,821
  Accounts receivable and servicing advances            329,132          335,736         116,835         103,295         105,338
  Mortgage-backed securities                         10,602,104        9,208,172       6,917,986       7,181,170       7,601,793
  Mortgage loans held for sale, net                   2,208,749        1,901,293       1,965,074       1,627,891       1,316,609
  Mortgage loans held for investment, net             3,479,721        1,445,429         134,597              --              --
  Derivative assets                                      44,594           67,185          35,756          73,383          23,344
  Mortgage servicing rights, net                        319,671          300,659         261,839         228,412         189,229
  Premises and equipment, net                            68,782           64,174          61,441          55,986          51,576
  Goodwill                                               99,527           99,268          98,826          92,745          90,877
  Other assets                                           26,815           31,697          21,185          49,332          46,556
                                                   ------------    -------------    ------------    ------------    ------------
      Total assets                                 $ 17,754,745    $  14,078,037    $  9,810,914    $  9,574,976    $  9,618,143
                                                   ============    =============    ============    ============    ============

Liabilities and Stockholders' Equity:
Liabilities:
  Warehouse lines of credit                        $  3,474,191    $   2,165,154    $    665,697    $    658,686    $    735,783
  Drafts payable                                         20,754           18,763          26,538          28,391          26,200
  Commercial paper                                    1,079,179        1,334,296       1,291,684         858,382         529,790
  Reverse repurchase agreements                       9,806,144        8,041,579       6,337,630       6,720,167       7,071,168
  Collateralized debt obligations                     1,057,906               --              --              --              --
  Payable for securities purchased                      261,539          554,717              --              --              --
  Derivative liabilities                                 16,773               --           6,195           1,945           1,860
  Trust preferred securities                            203,688           96,964          48,414              --              --
  Accrued expenses and other liabilities                277,476          239,382         177,761         176,859         165,626
  Notes payable                                         319,309          305,766         256,060         159,339         135,761
  Income taxes payable                                   30,770           56,310          47,753          54,250          54,342
                                                   ------------    -------------    ------------    ------------    ------------
    Total liabilities                                16,547,729       12,812,931       8,857,732       8,658,019       8,720,530
                                                   ------------    -------------    ------------    ------------    ------------

Stockholders' Equity:

  Preferred stock                                       134,040          134,040         134,040         134,040         134,040
  Common stock                                              496              496             405             403             403
  Additional paid-in capital                            947,512          946,105         638,595         632,828         631,530
  Retained earnings                                     203,778          235,556         224,442         193,064         170,979
  Accumulated other comprehensive loss                  (78,810)         (51,091)        (44,300)        (43,378)        (39,339)
                                                   ------------    -------------    ------------    ------------    ------------
    Total stockholders' equity                        1,207,016        1,265,106         953,182         916,957         897,613
                                                   ------------    -------------    ------------    ------------    ------------

      Total liabilities and stockholders' equity   $ 17,754,745    $  14,078,037    $  9,810,914    $  9,574,976    $  9,618,143
                                                   ============    =============    ============    ============    ============

Number of shares outstanding - preferred              5,600,000        5,600,000       5,600,000       5,600,000       5,600,000
Number of shares outstanding - common                49,639,646       49,590,821      40,538,479      40,335,255      40,288,077

Note:

(1) - Adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

Please refer to the detailed reconciliation of the Company's GAAP and as adjusted results on pages A-1 through A-5.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (Unaudited)
                                 (In thousands)

                                                                                                           Year
                                                                        Three Months Ended                 Ended
                                        ---------------------------------------------------------------------------
                                         Dec. 31,      Sept. 30,    June 30,    Mar. 31,    Dec. 31,     Dec. 31,
                                           2005          2005         2005        2005        2004         2005
                                        -----------   -----------   ---------   ---------   ---------   -----------
Preferred stock
Balance at beginning of period          $   134,040   $   134,040   $ 134,040   $ 134,040   $  50,857   $   134,040
Issuance of preferred stock - offering           --            --          --          --      83,183            --
                                        -----------   -----------   ---------   ---------   ---------   -----------
Balance at end of period                $   134,040   $   134,040   $ 134,040   $ 134,040   $ 134,040   $   134,040
                                        -----------   -----------   ---------   ---------   ---------   -----------

Common stock
Balance at beginning of period          $       496   $       405   $     403   $     403   $     402   $       403
Issuance of common stock - earnouts              --            --           2          --          --             2
Issuance of common stock - Omnibus
  Stock Plan                                     --             1          --          --           1             1
Issuance of common stock - offering              --            90          --          --          --            90
                                        -----------   -----------   ---------   ---------   ---------   -----------
Balance at end of period                $       496   $       496   $     405   $     403   $     403   $       496
                                        -----------   -----------   ---------   ---------   ---------   -----------

Additional paid-in capital
Balance at beginning of period          $   946,105   $   638,595   $ 632,828   $ 631,530   $ 629,807   $   631,530
Issuance of common stock - earnouts              --           139       5,005         846         734         5,990
Issuance of common stock - Omnibus
  Stock Plan                                    857           488         588         311         823         2,244
Issuance of common stock - offering              --       304,033          --          --          --       304,033
Tax benefit for stock options
  exercised                                     434         2,638          --          --          --         3,072
Restricted shares amortization                  116           212         174         141         166           643
                                        -----------   -----------   ---------   ---------   ---------   -----------
Balance at end of period                $   947,512   $   946,105   $ 638,595   $ 632,828   $ 631,530   $   947,512
                                        -----------   -----------   ---------   ---------   ---------   -----------

Retained earnings
Balance at beginning of period          $   235,556   $   224,442   $ 193,064   $  99,628   $ 151,297   $    99,628
Net income                                   16,698        53,208      65,500     125,380     (22,736)      260,786
Dividends declared                          (48,476)      (42,094)    (34,122)    (31,944)    (28,933)     (156,636)
                                        -----------   -----------   ---------   ---------   ---------   -----------
Balance at end of period                $   203,778   $   235,556   $ 224,442   $ 193,064   $  99,628   $   203,778
                                        -----------   -----------   ---------   ---------   ---------   -----------

Other comprehensive loss
Balance at beginning of period          $   (51,091)  $   (44,300)  $ (43,378)  $ (39,339)  $ (41,371)  $   (39,339)
Unrealized (loss) gain on mortgage-
  backed securities                          (7,730)      (15,918)      6,901     (24,435)    (12,491)      (41,182)
(Loss) gain on cash flow hedges, net
  of amortization                           (19,989)        9,127      (7,823)     20,396      14,523         1,711
                                        -----------   -----------   ---------   ---------   ---------   -----------
Balance at end of period                $   (78,810)  $   (51,091)  $ (44,300)  $ (43,378)  $ (39,339)  $   (78,810)
                                        -----------   -----------   ---------   ---------   ---------   -----------

Total stockholders' equity              $ 1,207,016   $ 1,265,106   $ 953,182   $ 916,957   $ 826,262   $ 1,207,016
                                        ===========   ===========   =========   =========   =========   ===========

Adjustment (1)                                   --            --          --          --      71,351            --
Adjusted total stockholders'
  equity (1)                            -----------   -----------   ---------   ---------   ---------   -----------
                                        $ 1,207,016   $ 1,265,106   $ 953,182   $ 916,957   $ 897,613   $ 1,207,016
                                        ===========   ===========   =========   =========   =========   ===========

Note:

(1) - Adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

Please refer to the detailed reconciliation of the Company's GAAP and as adjusted results on pages A-1 through A-5.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                                 (In thousands)

                                                                                     Three Months Ended
                                                         --------------------------------------------------------------------------
                                                           Dec. 31,       Sept. 30,        June 30,       Mar. 31,       Dec. 31,
                                                             2005            2005            2005           2005           2004
                                                         ------------    ------------    ------------    -----------    -----------
Cash flows from operating activities:
Net income                                               $     16,698    $     53,208    $     65,500    $   125,380    $   (22,736)
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
Depreciation and amortization                                   3,454           3,098           2,739          2,439          2,288
Provision for loan losses                                       2,142              --              --             --             --
Amortization and impairment of mortgage servicing
  rights                                                       18,745           3,478          33,230          5,082         12,034
Accretion and amortization of mortgage-backed
  securities, net                                               1,509          (2,571)         (1,169)         4,593          7,700
Amortization of deferred cash flow hedge (loss) gain             (346)          1,689           1,738         17,052            515
Loss on sales of mortgage-backed securities and
  derivatives                                                     876           2,819             447          3,336            390
Unrealized loss (gain) on mortgage-backed securities           40,968          74,595          (4,533)        51,003         15,850
Unrealized loss (gain) on free standing derivatives             6,149         (31,137)         25,903        (40,312)       (14,482)
Increase (decrease) in forward delivery contracts and
  mortgage put options                                         24,124         (13,547)         13,930         (9,595)           766
Capitalized mortgage servicing rights on securitized
  loans                                                            --         (27,536)        (62,629)       (79,711)          (123)
Capitalized mortgage servicing rights on sold loans           (37,757)        (14,762)         (4,027)        (2,347)        (2,912)
(Increase) decrease in interest rate lock commitments         (10,508)         14,501          (6,264)           210           (395)
(Increase) decrease in mortgage loan basis adjustments        (32,201)        (12,649)        (10,584)        30,954        (27,113)
Other                                                            (645)          2,196          (2,155)         1,177         (3,720)
(Increase) decrease in operating assets:
        Accounts receivable                                    18,156        (218,519)        (14,401)        12,952        (10,569)
        Servicing advances                                    (11,552)           (382)            861            731         (5,304)
        Income taxes receivable                                    --              --          25,797             --             --
        Other assets                                            4,882         (10,512)          2,350          7,714        (40,401)
Increase (decrease) in operating liabilities:
        Accrued expenses and other liabilities                 31,696          53,657          (1,269)        21,432         (4,695)
        Income taxes payable                                  (25,106)          8,557          (6,497)           (92)        24,209

Origination of mortgage loans held for sale               (11,482,292)    (12,394,139)    (10,647,029)    (7,255,400)    (6,744,078)
Principal received from sales of mortgage loans held
  for sale                                                 11,179,015       9,448,293       4,457,519      3,080,795      2,974,379
Proceeds from securitizations of mortgage loans held
  for sale                                                         --       2,993,315       5,855,914      7,336,612         75,209
Additions to mortgage-backed securities and derivatives      (152,666)     (1,191,209)       (466,522)    (2,840,259)       (15,112)
Principal proceeds from sales of self-originated
  mortgage-backed securities                                1,333,188              --       1,104,227             --        852,283
Cash received from residual assets in securitizations          26,958          35,431          23,539         16,556         14,709
Principal repayments of mortgage-backed securities            212,927         274,035         172,172        108,403        132,510
                                                         ------------    ------------    ------------    -----------    -----------
        Net cash provided by (used in) operating
          activities                                        1,168,414        (948,091)        558,787        598,705     (2,778,798)
                                                         ------------    ------------    ------------    -----------    -----------

Cash flows from investing activities:
Purchases of premises and equipment                            (8,062)         (5,831)         (8,194)        (6,849)        (5,909)
Origination of mortgage loans held for investment          (2,084,025)     (1,301,364)       (133,757)            --             --
Proceeds from repayments of mortgage loans held for
  investment                                                   75,613           5,108              --             --             --
Purchases of mortgage-backed securities                    (3,298,636)     (2,417,565)       (933,929)            --       (107,009)
Principal proceeds from sales of purchased mortgage-
  backed securities                                            24,592         518,517          20,962      1,133,989         50,710
Principal repayments of purchased mortgage-backed
  securities                                                  409,080         414,667         361,049        368,671        351,687
                                                         ------------    ------------    ------------    -----------    -----------
        Net cash (used in) provided by investing
          activities                                       (4,881,438)     (2,786,468)       (693,869)     1,495,811        289,479
                                                         ------------    ------------    ------------    -----------    -----------

Cash flows from financing activities:
Increase (decrease) in warehouse lines of credit, net       1,309,037       1,499,457           7,011        (77,097)       188,199
Increase (decrease) in reverse repurchase agreements,
  net                                                       1,764,565       1,703,949        (382,537)      (351,001)       172,144
Increase (decrease) in collateralized debt obligations      1,057,906              --              --     (2,022,218)     2,022,218
(Decrease) increase in payable for securities purchased      (293,178)        554,717              --             --             --
(Decrease) increase in commercial paper, net                 (255,117)         42,612         433,302        328,592         67,078
Increase (decrease) in drafts payable, net                      1,991          (7,775)         (1,853)         2,191        (19,326)
Increase in trust preferred securities                        106,724          48,550          48,414             --             --
Increase in notes payable, net                                 13,543          49,706          96,721         23,578          7,313
Proceeds from issuance of preferred stock                          --              --              --             --         83,425
Proceeds from issuance of common stock                            857         304,522             587            311            776
Dividends paid                                                (42,078)        (34,130)        (31,950)       (28,931)       (26,167)
                                                         ------------    ------------    ------------    -----------    -----------
        Net cash provided by (used in) financing
          activities                                        3,664,250       4,161,608         169,695     (2,124,575)     2,495,660
                                                         ------------    ------------    ------------    -----------    -----------

Net (decrease) increase in cash and cash equivalents          (48,774)        427,049          34,613        (30,059)         6,341
Cash and cash equivalents, beginning of period                624,424         197,375         162,762        192,821        186,480
                                                         ------------    ------------    ------------    -----------    -----------
Cash and cash equivalents, end of period                 $    575,650    $    624,424    $    197,375    $   162,762    $   192,821
                                                         ============    ============    ============    ===========    ===========

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                                 (In thousands)

                                                                               Year Ended
                                                                              ------------
                                                                              December 31,
                                                                                  2005
                                                                              ------------
Cash flows from operating activities:
Net income                                                                    $    260,786
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation and amortization                                                       11,730
Provision for loan losses                                                            2,142
Amortization and impairment of mortgage servicing rights                            60,535
Accretion and amortization of mortgage-backed securities, net                        2,362
Amortization of deferred cash flow hedge gain                                       20,133
Loss on sales of mortgage-backed securities and derivatives                          7,478
Unrealized loss on mortgage-backed securities                                      162,033
Unrealized gain on free standing derivatives                                       (39,397)
Increase in forward delivery contracts                                              14,912
Capitalized mortgage servicing rights on securitized loans                        (169,876)
Capitalized mortgage servicing rights on sold loans                                (58,893)
Increase in interest rate lock commitments                                          (2,061)
Increase in mortgage loans basis adjustments                                       (24,480)
Other                                                                                  573
(Increase) decrease in operating assets:
        Accounts receivable                                                       (201,812)
        Servicing advances                                                         (10,342)
        Income taxes receivable                                                     25,797
        Other assets                                                                 4,434
Increase (decrease) in operating liabilities:
        Accrued expenses and other liabilities                                     105,516
        Income taxes payable                                                       (23,138)

Origination of mortgage loans held for sale                                    (41,778,860)
Principal received from sales of mortgage loans held for sale                   28,165,622
Proceeds from securitizations of mortgage loans held for sale                   16,185,841
Additions to mortgage-backed securities and derivatives                         (4,650,656)
Principal proceeds from sales of self-originated mortgage-backed securities      2,437,415
Cash received from residual assets in securitizations                              102,484
Principal repayments of mortgage-backed securities                                 767,537
                                                                              ------------
        Net cash provided by operating activities                                1,377,815
                                                                              ------------

Cash flows from investing activities:
Purchases of premises and equipment                                                (28,936)
Origination of mortgage loans held for investment                               (3,519,146)
Proceeds from repayments of mortgage loans held for investment                      80,721
Purchases of mortgage-backed securities                                         (6,650,130)
Principal proceeds from sales of purchased mortgage-backed securities            1,698,060
Principal repayments of purchased mortgage-backed securities                     1,553,467
                                                                              ------------
        Net cash used in investing activities                                   (6,865,964)
                                                                              ------------

Cash flows from financing activities:
Increase in warehouse lines of credit, net                                       2,738,408
Increase in reverse repurchase agreements, net                                   2,734,976
Decrease in collateralized debt obligations                                       (964,312)
Increase in payable for securities purchased                                       261,539
Increase in commercial paper, net                                                  549,389
Decrease in drafts payable, net                                                     (5,446)
Increase in trust preferred securities                                             203,688
Increase in notes payable, net                                                     183,548
Proceeds from issuance of common stock                                             306,277
Dividends paid                                                                    (137,089)
                                                                              ------------
        Net cash provided by financing activities                                5,870,978
                                                                              ------------

Net increase in cash and cash equivalents                                          382,829
Cash and cash equivalents, beginning of period                                     192,821
                                                                              ------------
Cash and cash equivalents, end of period                                      $    575,650
                                                                              ============

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                 FAIR VALUE OF FINANCIAL INSTRUMENTS (Unaudited)
                                 (In thousands)

                                                          December 31, 2005
                                               ---------------------------------------
                                                                              Fair
                                                                            Value in
                                                                            Excess of
                                                Carrying        Fair        Carrying
                                                  Value         Value         Value
                                               -----------   -----------   -----------
Assets:
  Cash and cash equivalents                    $   575,650   $   575,650   $        --
  Accounts receivable and servicing advances       329,132       329,132            --
  Mortgage-backed securities                    10,602,104    10,602,104            --
  Mortgage loans held for sale, net              2,208,749     2,224,234        15,485
  Mortgage loans held for investment, net        3,479,721     3,529,844        50,123
  Mortgage servicing rights, net                   319,671       320,827         1,156
  Derivative assets*                                44,594        96,176        51,582
                                                                           -----------
                                                                           $   118,346
                                                                           -----------

                                                                            Carrying
                                                                            Value in
                                                                            Excess of
                                                                           Fair Value
                                                                           -----------
Liabilities:
  Warehouse lines of credit                    $ 3,474,191   $ 3,474,191   $        --
  Drafts payable                                    20,754        20,754            --
  Commercial paper                               1,079,179     1,079,179            --
  Reverse repurchase agreements                  9,806,144     9,805,640           504
  Collateralized debt obligations                1,057,906     1,057,906            --
  Payable for securities purchased                 261,539       261,539            --
  Derivative liabilities                            16,773        16,773            --
  Trust preferred securities                       203,688       203,688            --
  Notes payable                                    319,309       319,309            --
                                                                           -----------
                                                                           $       504
                                                                           -----------

                                                                              Fair
                                                                            Value in
                                                                            Excess of
                                                                            Carrying
                                                                              Value
                                                                           -----------
                                                                           -----------
                                                                           $   118,850
                                                                           ===========

* Derivative assets includes interest rate lock commitments ("IRLCs") to fund mortgage loans.

The carrying value excludes the value of the mortgage servicing rights ("MSRs") attached to the IRLCs in accordance with SEC Staff Accounting Bulletin No. 105. The fair value includes the value of MSRs.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                              OPERATING STATISTICS

                                                                                    Three Months Ended
                                                       ---------------------------------------------------------------------------
                                                                  March 31, 2005                       December 31, 2004
                                                       ------------------------------------    -----------------------------------
                                                                      (1)                                    (1)
                                                        GAAP      Adjustments   As Adjusted     GAAP     Adjustments   As Adjusted
                                                       -------    -----------   -----------    ------    -----------   -----------
Mortgage Holdings Segment:
----------------------------------------------------
Average loans and mortgage-backed securities in
  portfolio ($ billions) (2)                               5.9            1.5           7.4       7.1            0.2           7.3
Interest income ($ millions)                              58.3           19.9          78.2      68.4            2.2          70.6
Average portfolio yield                                   3.98%                        4.23%     3.86%                        3.89%

Interest expense ($ millions)                             39.0            7.7          46.7      42.4            0.2          42.6
Average cost of funds and hedges                          2.79%                        2.71%     2.52%                        2.48%
Net interest income ($ millions)                          19.3           12.2          31.5      26.0            2.0          28.0
Net interest margin                                       1.33%                        1.70%     1.49%                        1.57%
Interest carry on free standing derivatives
  ($ millions)                                            -5.0                         -5.0      -5.1                         -5.1
Net interest margin including interest carry on free
  standing derivatives                                    0.98%                        1.43%     1.21%                        1.29%
Mortgage-backed securities purchased ($ billions)          0.0                          0.0       0.1                          0.1
Mortgage-backed securities sold ($ billions)               1.1                          1.1       0.9                          0.9
Net additions to loans in portfolio ($ billions)           0.0                          0.0       0.0                          0.0
Loans and mortgage-backed securities held - end of
  period ($ billions)                                      7.2                          7.2       6.0            1.6           7.6
Mortgage-backed securities period end duration gap
  (in years)                                              0.09                         0.09      0.07                         0.07

Loan Origination Segment:
----------------------------------------------------
Loan originations ($ billions)                             7.2                          7.2       6.7                          6.7
   Refinance                                                48%                          48%       46%                          46%
   ARM                                                      53%                          53%       55%                          55%
Average mortgage loans, net ($ billions)                   6.2           -3.4           2.8       3.1           -0.4           2.7
Net interest income ($ millions)                          41.3          -22.4          18.9      22.6           -2.4          20.2
Net interest margin                                       2.64%                        2.70%     2.93%                        2.97%
Loans securitized and held ($ billions)                    2.8           -1.5           1.3       0.0            1.5           1.5
Loans securitized and sold ($ billions)                    4.5           -2.0           2.5       0.0            2.0           2.0
Loans sold to third parties ($ billions)                   3.1                          3.1       2.9                          2.9
Gain on sales of loans, net of hedge gains
  ($ millions) (3)                                       156.4          -43.5         112.9      36.0           73.4         109.4
Excess of fair value over carrying value of loans
  added to investment portfolio ($ millions)               0.0                          0.0       0.0                          0.0
                                                       -------    -----------   -----------    ------    -----------   -----------
           Total ($ millions)                            156.4          -43.5         112.9      36.0           73.4         109.4
                                                       -------    -----------   -----------    ------    -----------   -----------
Gain on sales of loans, net of hedge gains
  (% of principal) (3)                                    2.26%                        1.64%     0.56%                        1.69%
Excess of fair value over carrying value of loans
  added to investment portfolio (% of principal)          0.00%                        0.00%     0.00%                        0.00%
           Total (% of principal)                         2.26%                        1.64%     0.56%                        1.69%
Applications accepted ($ billions)                        13.0                         13.0       9.9                          9.9
Application pipeline ($ billions)                          8.4                          8.4       6.2                          6.2

                                                                  March 31, 2005                       December 31, 2004
                                                       ------------------------------------    -----------------------------------
Loan Servicing Segment:
----------------------------------------------------
Loan servicing portfolio - total with warehouse
  ($ billions)                                            19.9                         19.9      16.8                         16.8
Loan servicing portfolio - loans sold or securitized
  ($ billions)                                            18.2                         18.2      12.0            3.5          15.5
Weighted average note rate                                5.21%                        5.21%     5.48%                        5.45%
Weighted average service fee                             0.344%                       0.344%    0.348%                       0.345%
Average age (in months)                                     14                           14        20                           16

Notes:

(1) - Adjustments reflect the net effect on the period presented to reconcile the Company's operating statistics, results of operations and financial condition prepared in accordance with GAAP to the amounts adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

(2) Excludes loans held pending securitization.

(3) Prior to the fourth quarter of 2005, includes gain on current period securitizations, net of hedge gains.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                              OPERATING STATISTICS

                                                                 Year Ended                          Year Ended
                                                       --------------------------------    --------------------------------
                                                              December 31, 2005                   December 31, 2004
                                                       --------------------------------    --------------------------------
                                                                     (1)          As                     (1)          As
                                                        GAAP     Adjustments   Adjusted     GAAP     Adjustments   Adjusted
                                                       ------    -----------   --------    ------    -----------   --------
Mortgage Holdings Segment:
----------------------------------------------------
Average loans and mortgage-backed securities in
  portfolio ($ billions) (2)                              7.6            0.4        8.0       5.3                       5.3
Interest income ($ millions)                            357.9           19.9      377.8     191.5            2.2      193.7
Average portfolio yield                                  4.73%                     4.75%     3.64%                     3.65%

Interest expense ($ millions)                           262.3            7.7      270.0     124.4            0.2      124.6
Average cost of funds and hedges                         3.71%                     3.65%     2.56%                     2.49%

Net interest income ($ millions)                         95.6           12.2      107.8      67.1            2.0       69.1
Net interest margin                                      1.26%                     1.36%     1.28%                     1.32%

Interest carry on free standing derivatives
  ($ millions)                                           -7.3                      -7.3     -10.4                     -10.4
Net interest margin including interest carry on free
  standing derivatives                                   1.17%                     1.26%     1.08%                     1.12%

Mortgage-backed securities purchased ($ billions)         6.8                       6.8       5.3                       5.3
Mortgage-backed securities sold ($ billions)              4.1                       4.1       3.6                       3.6
Net additions to loans in portfolio ($ billions)          3.5                       3.5       0.0                       0.0
Loans and mortgage-backed securities held - end of
  period ($ billions)                                    14.1                      14.1       6.0            1.6        7.6
Mortgage-backed securities period end duration gap
  (in years)                                            -0.03                     -0.03      0.07                      0.07

Loan Origination Segment:
Loan originations ($ billions)                           45.3                      45.3      23.0                      23.0
   Refinance                                               47%                       47%       48%                       48%
   ARM                                                     50%                       50%       49%                       49%

Average mortgage loans, net ($ billions)                  6.1           -0.9        5.2       2.3           -0.1        2.2
Net interest income ($ millions)                        114.3          -22.4       91.9      51.2           -2.4       48.8
Net interest margin                                      1.88%                     1.76%     2.24%                     2.22%

Loans securitized and held ($ billions)                   4.4           -1.5        2.9       3.8            1.5        5.3
Loans securitized and sold ($ billions)                  12.3           -2.0       10.3       2.0            2.0        4.0
Loans sold to third parties ($ billions)                 28.5                      28.5      13.7                      13.7

Gain on sales of loans, net of hedge gains
  ($ millions) (3)                                      620.9          -43.5      577.4     234.5           73.4      307.9
Excess of fair value over carrying value of
  loans added to investment portfolio ($ millions)       58.0                      58.0       0.0                       0.0
           Total ($ millions)                           -----                     -----     -----                     -----
                                                        678.9                     635.4     234.5                     307.9
                                                        -----                     -----     -----                     -----

Gain on sales of loans, net of hedge gains
  (% of principal) (3)                                   1.53%                     1.42%     1.02%                     1.34%
Excess of fair value over carrying value of loans
  added to investment portfolio (% of principal)         1.63%                     1.63%     0.00%                     0.00%
           Total (% of principal)                        1.54%                     1.44%     1.02%                     1.34%
Applications accepted ($ billions)                       67.8                      67.8      36.5                      36.5
Application pipeline ($ billions)                         9.2                       9.2       6.2                       6.2

                                                              December 31, 2005                   December 31, 2004
                                                       --------------------------------    --------------------------------
Loan Servicing Segment:
Loan servicing portfolio - total with warehouse
  ($ billions)                                           30.7                      30.7      16.8                      16.8
Loan servicing portfolio - loans sold or securitized
  ($ billions)                                           25.0                      25.0      12.0            3.5       15.5
Weighted average note rate                               5.79%                     5.79%     5.48%                     5.45%
Weighted average service fee                            0.330%                    0.330%    0.348%                    0.345%
Average age (in months)                                    15                        15        20                        16

Notes:

(1) - Adjustments reflect the net effect on the period presented to reconcile the Company's operating statistics, results of operations and financial condition prepared in accordance with GAAP to the amounts adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

(2) Excludes loans held pending securitization.

(3) Prior to the fourth quarter of 2005, includes gain on current period securitizations, net of hedge gains.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                    (In thousands, except per share amounts)

                                                                                 Three Months Ended
                                                      -------------------------------------------------------------------------
                                                                 March 31, 2005                      December 31, 2004
                                                      -----------------------------------   -----------------------------------
                                                                      (1)          As                       (1)          As
                                                        GAAP      Adjustments   Adjusted      GAAP      Adjustments   Adjusted
                                                      ---------   -----------   ---------   ---------   -----------   ---------
Net interest income:
     Interest income                                  $ 146,894   $   (26,925)  $ 119,969   $ 115,959   $    (2,174)  $ 113,785
     Interest expense                                   (88,091)       16,766     (71,325)    (68,777)        1,775     (67,002)
                                                      ---------   -----------   ---------   ---------   -----------   ---------
          Net interest income                            58,803       (10,159)     48,644      47,182          (399)     46,783
                                                      ---------   -----------   ---------   ---------   -----------   ---------
Non-interest income:
     Gain on sales of mortgage loans                     35,253            --      35,253      36,004            --      36,004
     Gain on sales of current period securitized
        mortgage loans                                   69,919       (25,258)     44,661          --        40,674      40,674
     Gain on sales of mortgage-backed securities and
        derivatives                                       6,132        (1,400)      4,732       2,873            --       2,873
     Unrealized gain (loss) on mortgage-backed
        securities and derivatives                       57,499       (37,263)     20,236      (6,581)       33,805      27,224
     Loan servicing fees                                 11,312         2,851      14,163      11,701            --      11,701
     Amortization                                        (8,501)       (2,170)    (10,671)     (9,750)           --      (9,750)
     Impairment reserve recovery (provision)              3,419         2,048       5,467      (2,284)       (2,729)     (5,013)
                                                      ---------   -----------   ---------   ---------   -----------   ---------
          Net loan servicing fees (loss)                  6,230         2,729       8,959        (333)       (2,729)     (3,062)
                                                      ---------   -----------   ---------   ---------   -----------   ---------
     Other non-interest income                            1,466            --       1,466       1,480            --       1,480
                                                      ---------   -----------   ---------   ---------   -----------   ---------
          Non-interest income                           176,499       (61,192)    115,307      33,443        71,750     105,193
                                                      ---------   -----------   ---------   ---------   -----------   ---------
Non-interest expenses:
     Salaries, commissions and benefits, net             68,475            --      68,475      60,588            --      60,588
     Occupancy and equipment                             12,671            --      12,671      11,556            --      11,556
     Data processing and communications                   5,950            --       5,950       5,869            --       5,869
     Office supplies and expenses                         4,429            --       4,429       4,385            --       4,385
     Marketing and promotion                              4,130            --       4,130       3,391            --       3,391
     Travel and entertainment                             3,928            --       3,928       5,106            --       5,106
     Professional fees                                    3,470            --       3,470       5,378            --       5,378
     Other                                                6,869            --       6,869       6,333            --       6,333
                                                      ---------   -----------   ---------   ---------   -----------   ---------
          Non-interest expenses                         109,922            --     109,922     102,606            --     102,606
                                                      ---------   -----------   ---------   ---------   -----------   ---------
Net income before income tax expense                    125,380       (71,351)     54,029     (21,981)       71,351      49,370
Income tax expense                                           --            --          --         755            --         755
                                                      ---------   -----------   ---------   ---------   -----------   ---------
Net income                                            $ 125,380   $   (71,351)  $  54,029   $ (22,736)  $    71,351   $  48,615
                                                      =========   ===========   =========   =========   ===========   =========
Dividends on preferred stock                              3,305            --       3,305       2,340            --       2,340
                                                      ---------   -----------   ---------   ---------   -----------   ---------
Net income available to common shareholders           $ 122,075   $   (71,351)  $  50,724   $ (25,076)  $    71,351   $  46,275
                                                      =========   ===========   =========   =========   ===========   =========
     Per share data:
       Basic                                          $    3.03   $     (1.77)  $    1.26   $   (0.62)  $      1.77   $    1.15
       Diluted                                        $    2.99   $     (1.75)  $    1.24   $   (0.62)  $      1.75   $    1.14

       Weighted average number of shares - basic         40,308        40,308      40,308      40,216        40,216      40,216
       Weighted average number of shares - diluted       40,811        40,811      40,811      40,737        40,737      40,737

Note:

(1) - Adjustments reflect the net effect on the period presented to reconcile the Company's operating statistics, results of operations and financial condition prepared in accordance with GAAP to the amounts adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                    (In thousands, except per share amounts)

                                                                    Year Ended                              Year Ended
                                                       ------------------------------------    ------------------------------------
                                                                December 31, 2005                       December 31, 2004
                                                       ------------------------------------    ------------------------------------
                                                                        (1)          As                         (1)          As
                                                         GAAP       Adjustments   Adjusted       GAAP       Adjustments   Adjusted
                                                       ---------    -----------   ---------    ---------    -----------   ---------
Net interest income:
                  Interest income                      $ 727,685    $   (26,925)  $ 700,760    $ 314,306    $    (2,174)  $ 312,132
                  Interest expense                      (526,653)        16,766    (509,887)    (201,373)         1,775    (199,598)
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                       Net interest income               201,032        (10,159)    190,873      112,933           (399)    112,534
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                  Provision for loan losses               (2,142)            --      (2,142)          --             --          --
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                       Net interest income after
                         provision for loan losses       198,890        (10,159)    188,731      112,933           (399)    112,534
                                                       ---------    -----------   ---------    ---------    -----------   ---------
Non-interest income:
                  Gain on sales of mortgage loans        335,065             --     335,065      134,099             --     134,099
                  Gain on sales of current period
                    securitized mortgage loans           194,256        (25,258)    168,998       40,120         40,674      80,794
                  Gain on sales of mortgage-backed
                    securities and derivatives            50,936         (1,400)     49,536           63             --          63
                  Unrealized (loss) gain on mortgage-
                    backed securities and derivatives     (8,536)       (37,263)    (45,799)      75,460         33,805     109,265

                  Loan servicing fees                     76,096          2,851      78,947       40,571             --      40,571
                  Amortization                           (51,767)        (2,170)    (53,937)     (32,615)            --     (32,615)
                  Impairment reserve provision            (8,768)         2,048      (6,720)     (12,423)        (2,729)    (15,152)
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                       Net loan servicing fees (loss)     15,561          2,729      18,290       (4,467)        (2,729)     (7,196)
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                  Other non-interest income                7,775             --       7,775        7,033             --       7,033
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                       Non-interest income               595,057        (61,192)    533,865      252,308         71,750     324,058
                                                       ---------    -----------   ---------    ---------    -----------   ---------
Non-interest expenses:
                  Salaries, commissions and benefits,
                    net                                  359,949             --     359,949      189,393             --     189,393
                  Occupancy and equipment                 58,855             --      58,855       37,642             --      37,642
                  Data processing and communications      24,788             --      24,788       16,165             --      16,165
                  Office supplies and expenses            19,722             --      19,722       13,730             --      13,730
                  Marketing and promotion                 20,311             --      20,311       10,409             --      10,409
                  Travel and entertainment                21,007             --      21,007       14,190             --      14,190
                  Professional fees                       14,232             --      14,232       12,159             --      12,159
                  Other                                   32,018             --      32,018       22,216             --      22,216
                                                       ---------    -----------   ---------    ---------    -----------   ---------
                       Non-interest expenses             550,882             --     550,882      315,904             --     315,904
                                                       ---------    -----------   ---------    ---------    -----------   ---------
Net income before income tax benefit                     243,065        (71,351)    171,714       49,337         71,351     120,688

Income tax benefit                                       (17,721)            --     (17,721)     (25,575)            --     (25,575)
                                                       ---------    -----------   ---------    ---------    -----------   ---------
Net income                                             $ 260,786    $   (71,351)  $ 189,435    $  74,912    $    71,351   $ 146,263
                                                       =========    ===========   =========    =========    ===========   =========
Dividends on preferred stock                              13,217             --      13,217        3,988             --       3,988
                                                       ---------    -----------   ---------    ---------    -----------   ---------
Net income available to common shareholders            $ 247,569    $   (71,351)  $ 176,218    $  70,924    $    71,351   $ 142,275
                                                       =========    ===========   =========    =========    ===========   =========
                  Per share data:
                    Basic                              $    5.64    $     (1.63)  $    4.01    $    1.89    $      1.90   $    3.78
                    Diluted                            $    5.58    $     (1.61)  $    3.97    $    1.86    $      1.87   $    3.74

                    Weighted average number of shares
                      - basic                             43,897         43,897      43,897       37,612         37,612      37,612
                    Weighted average number of shares
                     - diluted                            44,375         44,375      44,375       38,087         38,087      38,087

Note:

(1) - Adjustments reflect the net effect on the period presented to reconcile the Company's operating statistics, results of operations and financial condition prepared in accordance with GAAP to the amounts adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.

            AMERICAN HOME MORTGAGE INVESTMENT CORP. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (Unaudited)
                             (Dollars in thousands)

                                                                December 31, 2004
                                                   --------------------------------------------
                                                                       (1)
Assets:                                                GAAP        Adjustments     As Adjusted
                                                   ------------    ------------    ------------
  Cash and cash equivalents                        $    192,821    $         --    $    192,821
  Accounts receivable and servicing advances            116,978         (11,640)        105,338
  Mortgage-backed securities                          6,016,866       1,584,927       7,601,793
  Mortgage loans held for sale, net                   4,853,394      (3,536,785)      1,316,609
  Derivative assets                                      24,803          (1,459)         23,344
  Mortgage servicing rights, net                        151,436          37,793         189,229
  Premises and equipment, net                            51,576              --          51,576
  Goodwill                                               90,877              --          90,877
  Other assets                                           57,046         (10,490)         46,556
                                                   ------------    ------------    ------------
      Total assets                                 $ 11,555,797    $ (1,937,654)   $  9,618,143
                                                   ============    ============    ============
Liabilities and Stockholders' Equity:
Liabilities:
  Warehouse lines of credit                        $    735,783    $         --    $    735,783
  Drafts payable                                         26,200              --          26,200
  Commercial paper                                      529,790              --         529,790
  Reverse repurchase agreements                       7,071,168              --       7,071,168
  Collateralized debt obligations                     2,022,218      (2,022,218)             --
  Derivative liabilities                                  1,860              --           1,860
  Accrued expenses and other liabilities                152,413          13,213         165,626
  Notes payable                                         135,761              --         135,761
  Income taxes payable                                   54,342              --          54,342
                                                   ------------    ------------    ------------
    Total liabilities                                10,729,535      (2,009,005)      8,720,530
                                                   ------------    ------------    ------------
Stockholders' Equity:
  Preferred stock                                       134,040              --         134,040
  Common stock                                              403              --             403
  Additional paid-in capital                            631,530              --         631,530
  Retained earnings                                      99,628          71,351         170,979
  Accumulated other comprehensive loss                  (39,339)             --         (39,339)
                                                   ------------    ------------    ------------
    Total stockholders' equity                          826,262          71,351         897,613
                                                   ------------    ------------    ------------
      Total liabilities and stockholders' equity   $ 11,555,797    $ (1,937,654)   $  9,618,143
                                                   ============    ============    ============

Number of shares outstanding - preferred              5,600,000       5,600,000       5,600,000
Number of shares outstanding - common                40,288,077      40,288,077      40,288,077

Note:

(1) - Adjustments reflect the net effect on the period presented to reconcile the Company's operating statistics, results of operations and financial condition prepared in accordance with GAAP to the amounts adjusted as if the Company's fourth quarter 2004 securitization had qualified for SFAS 140 sale accounting treatment in the fourth quarter of 2004.